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                     U.S. SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549



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                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(D) OF THE SECURITIES EXCHANGE ACT OF 1934



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      Date of Report (Date of earliest event reported): September 23, 1999


                         ROBERTS REALTY INVESTORS, INC.
               (Exact name of Registrant as specified in charter)



             GEORGIA                        001-13183                 56-2122873
  (State or other Jurisdiction      (Commission File Number)       (I.R.S. Employer
        of Incorporation)                                       Identification Number)


   8010 ROSWELL ROAD, SUITE 120, ATLANTA, GEORGIA                      30350
       (Address of principal executive offices)                      (Zip Code)

                                 (770) 394-6000
              (Registrant's Telephone Number, including Area Code)



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ITEM 5.    OTHER EVENTS

         Roberts Realty is filing this Current Report on Form 8-K so as to file with the SEC a press release concerning the declaration of the third quarter 1999 quarterly distribution to shareholders.

ITEM 7.    FINANCIAL STATEMENTS AND EXHIBITS

       (c) Exhibits

           Exhibit No.     Description
              99.3         Press release concerning the declaration of the
                           third quarter 1999 distribution.



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                                   Signatures


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be filed on its behalf by the undersigned hereunto duly authorized.


                               ROBERTS REALTY INVESTORS, INC.


Dated:   September 24, 1999    By: /s/ Charles R. Elliott
                                   -------------------------------------------
                                   Charles R. Elliott, Chief Financial Officer
                                   (The Registrant's Principal Financial
                                   and Chief Accounting Officer, who is
                                   duly authorized to sign this report)






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Exhibit Index

Exhibit No.       Description

99.3              Press release concerning the declaration of the third quarter
                  1999 distribution.